                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2005
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                            RELATIONSERVE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

    Nevada                         333-119632                 43-2053462
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(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                File Number)            Identification No.)

6700 North Andrews Avenue, Fort Lauderdale, Florida,                  33309
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     (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: 954-202-6000
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

     On July 18, 2005, by written  consent,  a majority of the holders of common stock, par value $0.001 per share ("Common Stock") of RelationServe  Media, Inc.
(the "Company"), approved the Company's 2005 Incentive Stock Plan (the "Plan").

     Key features of the Plan include the following:

     o    All directors, employees, consultants, advisors of the Company and its subsidiaries are eligible to participate in the Plan. It is a ten-year plan with a 3.3 million share authorization.

     o    Both  restricted  Common Stock and stock  options may be offered under the Plan.

     o    Options may be issued as incentive  stock options under Section 422 of the Internal  Revenue Code of 1986,  as amended,  or as  non-qualified stock options.

     o    The  Plan  requires  stockholder  approval  in  order  to:  materially increase  the  number  of shares  that may be  issued  under the Plan;
          materially  increase the benefits accruing under the Plan;  materially modify the requirements as to eligibility for participation;  decrease the exercise price of an option to less than 100% of fair market value on the grant date; or extend the term of the option.

     o    The Plan is  administered  by either the Board or by the  Compensation
          Committee of the Board, which is comprised of at least two directors.

     o    Options and  restricted  Common  Stock  granted  under the Plan have a maximum term of ten years.

     o    Unless otherwise determined by the Board or Compensation  Committee at the time of grant,  options  will be  subject  to a vesting  period of three years.

     o    Upon a change in control  of the  Company,  the Board or  Compensation
          Committee may accelerate the vesting and exercisability of outstanding options and accelerate the vesting of outstanding shares of restricted
          Common Stock.  The Board or Compensation  Committee may also determine to terminate all outstanding options upon notice to the option holders and payment of fair market value over the exercise price.

     A copy of the  Plan was  filed as  Exhibit  10.1 to the  Company's  Current
Report on Form 8-K filed with the  Securities  Exchange  Commission  on July 18,
2005.

Item 8.01.     OTHER EVENTS.

     On July 18, 2005,  the Company issued a press release  announcing  that the
Company filed an application with the Nasdaq Small Cap Market to make its Common
Stock  eligible  for listing on Nasdaq.  The press  release is being filed as an exhibit  to this  Current  Report  on Form  8-K and is  incorporated  herein  by reference.

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Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit No.    Exhibits
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      10.1          RelationServe   Media,   Inc.  2005  Incentive   Stock  Plan
                    (incorporated  by reference to Exhibit 10.1 of the Company's
                    Current  Report  on  Form  8-K  filed  with  the  Securities
                    Exchange Commission on July 18, 2005).

      99.1          Press Release dated July 18, 2005.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              RELATIONSERVE MEDIA, INC.

Dated: July 22, 2005                          By: /s/ Mandee Heller Adler
                                                 -------------------------------
                                                 Name: Mandee Heller Adler
                                                 Title:  Chief Executive Officer

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